AMENDMENT TO EMPLOYMENT AGREEMENT


This Amendment, dated as of September 19, 2001, is to the Employment Agreement, dated as of February 25, 1997, by and between Northeast Utilities Service Company (the "Company") and Cheryl W. Grise ("Executive"), as amended.

          A.   The following sentence is added at the end of
               Section 1.4 of the Agreement:

          "Executive's annual Base Salary shall not be reduced below $400,000 after September 1, 2001 without
          Executive's written consent."

          B. The words "due hereunder" in Section 6.1(f)(ii) are amended to read "as in effect immediately prior to the Change of Control".


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         NORTHEAST UTILITIES SERVICE COMPANY

                         By: /s/ Gregory B. Butler
                                 Its Vice President, General Counsel
                                 and Secretary


                         EXECUTIVE

                         _______________________
                         Cheryl W. Grise